Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is entered into as of October 24, 2003 by and among CHENIERE ENERGY, INC. (“Parent Borrower”), CHENIERE LNG, INC. (“Cheniere LNG”), CHENIERE ENERGY OPERATING CO., INC., CHENIERE LNG SERVICES, INC. AND CHENIERE-GRYPHON MANAGEMENT, INC. (“Cheniere-Gryphon”), each a Delaware corporation, (each, individually, a “Borrower” and collectively, the “Borrowers”) and STERLING BANK, a Texas chartered banking association (the “Bank”). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

RECITALS

A. Borrowers and Bank entered into that certain Credit Agreement dated as of July 25, 2003 (as amended, restated or supplemented the “Credit Agreement”).

B. Borrowers and Bank have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

I. Amendments to Credit Agreement.

ARTICLE I, DEFINITIONS, of the Credit Agreement is hereby amended by adding the following definition:

“First Amendment” means the First Amendment to Credit Agreement dated October 24, 2003 among Borrowers and Bank.

“Borrowing Base Assets” means any Collateral covered by the Security Instruments other than Borrowing Base Oil and Gas Properties; provided that, with regard to the last sentence of Section 2.05(a) hereunder, the Borrowing Base Assets includes any Oil and Gas Property of any Borrower.

ARTICLE I, DEFINITIONS, of the Credit Agreement is hereby further amended by deleting the definitions of the following terms in their entirety:

“Periodic Borrowing Base Reduction”; and

“Periodic Borrowing Base Reduction Schedule”; and

ARTICLE I, DEFINITIONS, of the Credit Agreement is hereby further amended by revising the following definition to read as follows:

“Revolving Loan Termination Date” means December 31, 2004.

“Current Assets” means at any time, all assets, that should in accordance with GAAP, be classified as current assets on a consolidated balance sheet of Parent Borrower and its Subsidiaries.

“Revolving Commitment Limit” means $2,000,000 as of the date of the First Amendment, but such amount may be increased by the Bank in its sole discretion from time to time with the agreement of the Borrowers (a) should the Borrowers contribute additional assets other than Oil and Gas Properties of the Borrowers to the Borrowing Base Assets and/or additional Oil and Gas Properties of the Borrowers to the Borrowing Base Oil and Gas Properties in accordance with this Agreement or (b) should the Borrowing Base, as determined in accordance with Section 2.05, ever exceed such amount.

Section 2.05(a), Borrowing Base Determination, of the Credit Agreement is hereby amended by replacing the text of that section in its entirety with the following text:

(a) The Borrowing Base as of the date of the First Amendment is equal to $2,000,000. The portion of the Borrowing Base attributable to the Borrowing Base Oil and Gas Properties is equal to $0 and the portion of the Borrowing Base attributable to the Borrowing Base Assets is equal to $2,000,000. Subject to the other provisions of this Agreement, the Borrowing Base attributable to the Borrowing Base Assets shall be automatically reduced by the application of the provisions of

Sections 2.06(b)(i), (ii), (iii) and (iv) hereunder.

Section 4.06, Owner of Borrowing Base Receivables and Title to Borrowing Base Oil and Gas Properties, of the Credit Agreement is hereby amended by adding the following text at the end of that section:

The Borrowing Base Assets are free of all liens, security interests and encumbrances. The respective Borrower has Marketable Title to the Borrowing Base Assets.

ARTICLE V, AFFIRMATIVE COVENANTS, of the Credit Agreement is hereby amended by adding the following Sections 5.39, 5.40 and 5.41 thereto:

5.39. Oil and Gas Properties. Promptly, but in any event within seven (7) days of obtaining the lease interests in those certain Leases described on Schedule 5.39 attached to the First Amendment, execute and deliver the Security Instruments requested by Bank sufficient to grant Bank the liens and security interests in the Collateral related to such Leases.

5.40. Stock Certificate of Cheniere LNG. Deliver, within thirty (30) days of the date of the First Amendment, to Bank an updated stock certificate of Parent Borrower’s ownership in Cheniere LNG in substitution of the stock certificate of CXY Corporation’s ownership in Cheniere LNG delivered at Closing.

5.41. Consent and Agreement. Deliver, within thirty (30) days of the date of the First Amendment, to Bank a form, satisfactory to Bank, of a consent and agreement executed by the general partner of Corpus Christi LNG, L.P. acknowledging and agreeing to the pledge of Cheniere LNG’s partnership interest in Corpus Christi LNG, L.P. and the transfer of such partnership interest upon the enforcement of Bank’s rights under the applicable Security Instruments. Cheniere LNG further agrees to satisfy all requirements under Section 15.1 of the Limited Partnership Agreement dated May 15, 2003 relating to the transfer of such partnership interest upon the enforcement of Bank’s rights under the applicable Security Instruments.

Section 6.04, Sales of Assets, of the Credit Agreement is hereby amended by adding the following text “, any Collateral” immediately following the term “Oil and Gas Properties” therein.

The Credit Agreement is hereby further amended by replacing the term “Borrowing Base Receivables” with the term “Borrowing Base Assets” in the definition of “Borrowing Base Properties,” Section 2.05(d), Section 3.03(C) and Section 5.25.

Exhibit D attached to the Credit Agreement is replaced with Exhibit D attached to the First Amendment.

Schedule 2.05(a), Periodic Borrowing Base Reduction Schedule is hereby deleted in their entirety.

II. Conditions. This Amendment shall be effective once each of the following have been delivered to Bank:

(a) this Amendment executed by Borrowers and Bank;

(b) Security Instruments covering Cheniere LNG’s partnership interest in Corpus Christi LNG, L.P.; and

(c) such other documents as Bank may reasonably request.

III. Representations and Warranties. Borrowers represent and warrant to Bank that (a) they possess all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of the Borrowers, (c) no other consent of any Person (other than Bank) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate their organizational documents, (e) the representations and warranties in each Loan Document to which they are a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Event of Default or Unmatured Event of Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Bank is required for Bank to rely on the representations and warranties in this Amendment.

IV. Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrowers hereby reaffirm their obligations under the Loan Documents to which they are parties to and agree that all Loan Documents to which they are parties to remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrowers hereby release Bank from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

V. Miscellaneous.

(a) No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Bank’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b) Form. Each agreement, document, instrument or other writing to be furnished Bank under any provision of this Amendment must be in form and substance satisfactory to Bank and its counsel.

(c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d) Costs, Expenses and Attorneys’ Fees. Borrowers agree to pay or reimburse Bank on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Bank’s counsel.

(e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrowers and Bank. Bank may also require that any such documents and signatures be confirmed by a manually-

signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g) Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h) Entirety. THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT BY AND AMONG BORROWERS AND BANK AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures appear on the next page.]

The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

CHENIERE ENERGY, INC.

By: /s/ DON A. TURKLESON

Don A. Turkleson
Secretary

CHENIERE LNG, INC.

By: /s/ DON A. TURKLESON

Don A. Turkleson
Secretary

CHENIERE ENERGY OPERATING CO., INC.

By: /s/ DON A. TURKLESON

Don A. Turkleson
Chief Financial Officer

CHENIERE LNG SERVICES, INC.

By: /s/ DON A. TURKLESON

Don A. Turkleson
Secretary

CHENIERE-GRYPHON MANAGEMENT, INC.

By: /s/ CHARIF SOUKI

Charif Souki
President

BANK:

STERLING BANK

By: /s/ C. SCOTT WILSON

C. Scott Wilson
Vice President